EXHIBIT 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael J. Chewens, certify that:

1.  I have reviewed this quarterly report on Form 10-Q of NBT Bancorp Inc.

2.  Based  on  my  knowledge,  this report does not contain any untrue statement  of a material fact or omit to state a material fact necessary to make the  statements  made, in light of the circumstances under which such statements were  made,  not misleading with respect to the period covered by this report;

3.  Based  on  my  knowledge,  the  financial  statements,  and  other financial information  included  in  this report, fairly present in all material respects  the  financial  condition, results of operations and cash flows of the registrant  as  of,  and  for,  the  periods presented in this report;

4.  The  registrant's  other  certifying  officer(s)  and  I  are  responsible  for establishing  and  maintaining disclosure controls and procedures (as defined in Exchange  Act  Rules  13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)  Designed  such disclosure controls and procedures, or caused such disclosure controls  and  procedures  to  be designed under our supervision, to ensure that material  information  relating  to  the  registrant, including its consolidated subsidiaries,  is made known to us by others within those entities, particularly during  the  period  in  which  this   report  is  being  prepared;

b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)  Evaluated  the  effectiveness  of  the  registrant's disclosure controls and procedures  and  presented  in  this  report our conclusions about the effectiveness  of  the  disclosure  controls and procedures as of the end of the period  covered  by  this  report  based  on  such  evaluation;  and

d)  Disclosed  in  this  report  any change in the registrant's internal control over  financial  reporting  that  occurred  during  the registrant's most recent fiscal  quarter (the registrant's fourth fiscal quarter in the case of an annual report)  that  has  materially  affected,  or is reasonably likely to materially affect,  the  registrant's  internal  control  over  financial  reporting; and

5.  The  registrant's  other  certifying officer(s) and I have disclosed, based on our  most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a)  All  significant  deficiencies  and  material  weaknesses  in  the design or operation  of internal control over financial reporting which are reasonably likely to adversely affect the  registrant's  ability  to  record,  process, summarize and report financial information;  and

b)  Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:  August 10, 2009

By:	/s/ Michael J. Chewens
Senior Executive Vice President, Chief Financial Officer and Corporate Secretary